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                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                            Number        Market
                           Common Stocks                                    of Shares     Value
-------------------------------------------------------------------         ----------    --------


Computer Equipment (22.8%)
   EMC Corp. *
      (Manufacturer of enterprise computer storage systems)                  41,000      $5,125,000
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                    67,000       8,881,687
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and memory chips) 276,000      36,414,750
   International Business Machines Corporation
       (Global provider of information technology, hardware, software,
      and services)                                                          40,000       4,720,000
                                                                                         ----------
                                                                                         55,141,437
                                                                                         ----------
Electronic Equipment (20.6%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)           845,600      36,255,100
   Molex, Inc.
      (Supplier of interconnection products)                                306,250      13,589,843
                                                                                         ----------
                                                                                         49,844,943
                                                                                         ----------
Financial Services (15.9%)
   American International Group
      (Major international insurance holding company)                        42,000       4,599,000
   General Electric Co.
      (Diversified financial and industrial company)                         62,000       9,621,625
   State Street Corporation
      (Provider of U.S. and global securities custodial services)           250,000      24,218,750
                                                                                         ----------
                                                                                         38,439,375
                                                                                         ----------
Industrial Services (11.2%)
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                      545,000      25,751,250
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                       15,000       1,401,563
                                                                                         ----------
                                                                                         27,152,813
                                                                                         ----------
Software (7.9%)
   BMC Software, Inc. *
      (Develops data and application management software)                    34,000       1,678,750
   Microsoft Corporation*
      (Personal computer software)                                          165,000      17,531,250
                                                                                         ----------
                                                                                         19,210,000
                                                                                         ----------
Pharmaceutical (7.9%)
   Eli Lilly & Co.
      (Prescription pharmaceuticals)                                         25,000       1,575,000
   Merck & Company
      (Prescription pharmaceuticals)                                        239,000      14,847,875
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                         75,000       2,742,188
                                                                                         ----------
                                                                                         19,165,063
                                                                                         ----------

*Non-income producing security.

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                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2000

                                                                            Number        Market
                           Common Stocks (continued)                        of Shares     Value
-------------------------------------------------------------------         ----------    --------


Restaurants (4.2%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                               272,000     $10,217,000
                                                                                         ----------
Specialty Retailing (2.9%)
   Office Depot *
      (Leading retailer and direct marketer of office supplies)             610,500       7,058,906
                                                                                         ----------
Medical Products (2.5%)
   Johnson & Johnson
      (Healthcare products)                                                  77,500       5,429,844
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                       10,000         514,375
                                                                                         ----------
                                                                                          5,944,219
                                                                                         ----------
Telecommunications (2.4%)
   Cisco Systems, Inc. *
      (Leading supplier of computer internetworking systems)                 40,000       3,092,500
   L.M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                12,000       1,125,750
   Tellabs, Inc.
      (Manufacturer of digital cross connect systems for
        telecommunication service providers)                                 25,000       1,574,610
                                                                                         ----------
                                                                                          5,792,860
                                                                                         ----------
Miscellaneous (0.6%)
   Steiner Leisure Ltd. *
      (Provider of spa services, beauty salons, and
      health clubs on cruise ships)                                          80,850       1,556,363
                                                                                         ----------


Total Common Stocks - 98.9%                                                             239,522,979
Cash and Other Assets, Less Liabilities - 1.1%                                            2,565,039
                                                                                         ----------
Net Assets - 100%                                                                      $242,088,018
                                                                                         ==========

Net Asset Value Per Share
(Based on 6,002,772 shares outstanding at March 31, 2000)                              $      40.33
                                                                                         ==========

*Non-income producing security.

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